                                                                    EXHIBIT 10.4

                     AMENDED AND RESTATED ISDA CONFIRMATION

TO:   Lindsay Manufacturing Co.
      2707 North 108th Street
      Suite 102
      Omaha, NE 68154
      TELEPHONE: (402) 827-6235
      FAX: (402) 829-6836

FROM: Wells Fargo Bank, NA.
      417 Montgomery Street, Suite 500
      MAC A0108-050
      San Francisco, CA 94104
      FAX: (415) 986-2604

RE: USD 30,000,000.00 INTEREST RATE SWAP TRANSACTION (89344)

DATE: May 26, 2006

Ladies and Gentlemen:

The purpose of this letter agreement is to confirm the terms and conditions of the transaction ("Transaction") entered into between Wells Fargo Bank, N.A. ("Party A") and Lindsay Manufacturing Co., a Delaware corporation ("Party B"). This Transaction is effective at, and as of 12:01 a.m., California time, on the Trade Date specified below.

The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc. ("ISDA")), including the Annex to the 2000 ISDA Definitions (the "Definitions"), are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

1. This Confirmation evidences a complete and binding agreement between Party A and Party B as to the terms of the Transaction to which this Confirmation relates. In addition, Party A and Party B agree to use all reasonable efforts to promptly negotiate, execute and deliver a 1992 ISDA Master Agreement ("Master Agreement"), with such modifications as Party A and Party B will in good faith agree. Upon the execution by Party A and Party B of such Master Agreement, the Confirmation will supplement, form a part of, and be subject to Master Agreement. All provisions contained or incorporated by reference in that Master Agreement upon its execution will govern this Confirmation except as expressly modified below. Until the parties hereto execute and deliver that Master Agreement, this Confirmation, together with all other documents referring to the Master Agreement (each a "Confirmation") confirming transactions (each a "Transaction") entered into between us (notwithstanding anything to the contrary in a Confirmation), shall supplement, form a part of, and be subject to a Master Agreement as if we had executed an agreement in such form on the Trade Date of the first such Transaction between


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us. In the event of any inconsistency between the provisions of that Master
Agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

NOTIONAL AMOUNT:               USD 30,000,000.00 (Initial Notional Amount -
                               please refer to the attached Schedule I)

TRADE DATE:                    May 5, 2006

EFFECTIVE DATE:                June 1, 2006

TERMINATION DATE:              June 1, 2013, subject to adjustment in accordance
                               with the Modified Following Business Day
                               Convention.

FIXED AMOUNTS
   FIXED RATE PAYER:           Party B

   FIXED RATE PAYER            Five Business Day(s) after the end of each
   PAYMENT DATES:              Calculation Period, beginning with
                               September 11, 2006, continuing up to and
                               including the Termination Date, subject to
                               adjustment in accordance with the designated
                               Business Day Convention.

   CALCULATION PERIOD:         From the 1st day of each March, June, September,
                               and December, up to the 1st day of the following
                               quarter, continuing until the Termination Date,
                               subject to adjustment in accordance with the
                               designated Business Day Convention. The first
                               Calculation Period will be June 1, 2006 to
                               September 1, 2006.

   FIXED RATE:                 6.05%

   FIXED RATE DAY              Actual/360
   COUNT FRACTION:

   BUSINESS DAY                Modified Following
   CONVENTION:

FLOATING AMOUNTS
   FLOATING RATE PAYER:        Party A

   FLOATING RATE PAYER         Five Business Day(s) after the end of each
   PAYMENT DATES:              Calculation Period, beginning with
                               September 11, 2006, continuing up to and
                               including the Termination Date, subject to
                               adjustment in accordance with the designated
                               Business Day Convention.

   CALCULATION PERIOD:         From the 1st day of each March, June, September,
                               and December, up to the 1st day of the following
                               quarter, continuing until the Termination Date,
                               subject to adjustment in accordance with the
                               designated Business Day Convention. The first
                               Calculation Period will be June 1, 2006 to
                               September 1, 2006.

   FLOATING RATE OPTION:       USD-Federal Funds-H.15

   DESIGNATED MATURITY:        1 Day

   SPREAD:                     Plus 0.50%

   FLOATING RATE DAY
   COUNT FRACTION              Actual/360

   FLOATING RATE FOR INITIAL
   CALCULATION PERIOD:         To be determined

   METHOD OF
   AVERAGING:                  Weighted

   COMPOUNDING:                Not Applicable.


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
   BUSINESS DAY CONVENTION:    Modified Following

BUSINESS DAYS:                 New York City

CREDIT SUPPORT DOCUMENT:       NOT APPLICABLE.

CREDIT SUPPORT PROVIDER FOR
PARTY B:                       Not Applicable.

ACCOUNT DETAILS:
   PAYMENTS DUE TO             Party B will wire settlement payments to the
                               following account:
   PARTY A:                    BANK NAME: Wells Fargo Bank, N.A.
                               ABA NUMBER: 121000248
                               ACCOUNT NAME: Wells Fargo Bank, N.A.
                               ACCOUNT NUMBER: 43756g1755
                               REFERENCE: 89344
   PAYMENTS DUE TO
   PARTY B:                    Settlement instructions to be provided
   CALCULATION AGENT:          Party A

3. Please confirm that the foregoing correctly sets forth the terms of our agreement by having an authorized officer sign one copy of this telecopy Confirmation and returning it to us by telecopier to:

     Wells Fargo Bank, N.A.
     ATTENTION: Documentation Group
     FAX: (415) 986-2604

4. Each party represents to the other party hereto that (i) it is not acting as a fiduciary or a financial or investment advisor for the other party; (ii) it is not relying upon any advice, counsel or representations (whether written or oral) of the other party other than the representations expressly set forth in the Master Agreement, any Credit Support Document and herein; (iii) the other party hereto has not given to it any advice or counsel as to the expected or projected success, return, performance, result, consequence or benefit (either legal, regulatory, tax, financial, accounting, or otherwise) of this Transaction; (iv) it has consulted with its own legal, regulatory, tax, business, investment financial and accounting advisors to the extent it has deemed necessary and has made its own investment, hedging, and trading decisions (including decisions regarding the suitability of this Transaction) based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party hereto; (v) it has determined that the rates, prices, or amounts and other terms of this Transaction in the indicative quotations (if any) provided by the other party hereto reflect those in the relevant market for similar transactions, and all trading decisions have been the result of arms length negotiations between the parties; (vi) it is entering into this Transaction with a full understanding of all of the terms, conditions and risks thereof (economic and otherwise), and it is capable of assuming and willing to assume (financially and otherwise) those risks; and (vii) it is a sophisticated investor.

5. This Confirmation will be governed by and construed in accordance with the laws of the State of New York without reference to choice of law doctrine.


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Yours sincerely,

Wells Fargo Bank, N.A.


By: /s/ Martha Burke
    ---------------------------------
NAME: Martha Burke
ITS: Authorized Signatory

ACCEPTED AND CONFIRMED AS OF THE
TRADE DATE:


LINDSAY MANUFACTURING CO.,
A DELAWARE CORPORATION


BY: /s/ Richard W. Parod
    ---------------------------------
NAME: RICHARD W. PAROD
ITS: PRESIDENT & CHIEF EXECUTIVE
     OFFICER


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